EMPLOYMENT AGREEMENT

          THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH
                         MAY BE ENFORCED BY THE PARTIES.

     AGREEMENT, dated this 27th day of July, 1998, but effective as of August 1, 1998, by and between IMPERIAL WORLD, INC., an Illinois corporation ("Company"), and JOSEPH K. LAU ("Employee").

                                    Recitals

     WHEREAS, the Company and its affiliates are engaged in the design, assembly, merchandising and wholesale distribution of jewelry.

     WHEREAS, the Company desires to retain the ongoing services of the Employee, and the Employee desires to serve, as the President and Chief Executive Officer of the Company and in such capacities as the Company's Board of Directors shall from time to time determine.

     WHEREAS, the Employee is, and will be, employed by the Company in a confidential relationship wherein Employee, in the course of his employment with the Company, has, and will, become familiar with and aware of information as to the specific manner of doing business and the customers of the Company and its affiliates and future plans with respect thereto, all of which has been established and maintained, and will be established and maintained, at great expense to the Company.

     WHEREAS, Employee recognizes that the Company's business is dependent upon a number of trade secrets, the protection of which is of critical importance to the Company.

     WHEREAS, the Company will sustain great loss and economic damage if during the term of this Agreement or Employee's employment with the Company, or for a period of one (1) year immediately following the termination of the Agreement or Employee's employment, for any reason, Employee should violate the provisions of Paragraphs 3 or 4 of this Agreement.

     WHEREAS, monetary damages for such losses would be extremely difficult to measure.

     WHEREAS, the Company and Employee desire to formally evidence their relationship and the terms of employment.

     NOW, THEREFORE, in consideration of the mutual promises, terms, covenants and conditions set forth herein and the performance of each, it is hereby agreed as follows:

                                    ARTICLE I
                              Employment and Duties

     1.01 Employment. The Company hereby employs Employee as its President and Chief Executive Officer ("CEO"). Additional duties or titles may be assigned to or assumed by Employee at the discretion of the Board of Directors ("Board") of the Company. However, if the duties and title of the Employee do not include "President and Chief Executive Officer", this agreement is immediately terminable at the discretion of Employee and Employee is entitled to the compensation for the remaining term of this agreement from the date of termination payable in a lump sum within 10 days from the date Employee notifies the Company of his termination. Employee hereby accepts this employment upon the terms and conditions herein contained and agrees to devote his time to promote and further the business and services of the company. Employee shall faithfully adhere to, execute and fulfill all policies established by the Company. The company shall also nominate Employee for the company's Board of Directors.

     1.02 Duties. Employee shall perform such duties, assume such responsibilities and devote such time, attention and energy to the business of the Company as the Board shall from time to time require and shall not, during the term of his employment hereunder, be engaged in any other business activity pursued for gain, profit or other pecuniary advantage if such activity interferes with Employee's duties and responsibilities hereunder. However, the foregoing limitations shall not be construed as prohibiting Employee from making personal investments in such form or manner as will neither require his services in the operation or affairs of the companies or enterprises in which such investments are made nor violate the terms of Paragraphs 3 or 4 hereof.

     1.03 Custody of Company Funds. All funds received by Employee on behalf of the Company, if any, shall be held in trust for the Company and shall be delivered to the Company as soon as practicable.

                                   ARTICLE II
                                  Compensation

     2.01 Base Salary. From and after the execution of this Agreement, the Company shall pay a base salary to Employee in the amount of $200,000 per year from August 1, 1998 to July 31, 1999, $225,000 per year from August 1, 1999 to July 31, 2000 and $250,000 per year from August 1, 12000 to July 31, 2001, payable in equal installments on a bi-weekly basis. The base salary shall be adjusted automatically on each anniversary during the term of this Agreement to reflect the change unless the Board notifies the Employee at least 2 weeks ahead of the change and determines not to honor the increase with reason and support for Employee's non-performance. In such event, the then current base salary will carry on for that term year.

     2.02 Expense Reimbursement. The Company shall reimburse Employee for all reasonable travel, entertainment and other expenses related to his employment by, or promotion of, the Company. Employee shall provide a written accounting and explanation of all expenses for which reimbursement is sought on a monthly basis and the Company shall reimburse all such expenses within ten (10) days following receipt of each written accounting.

     2.03 Bonuses. The Employee shall be entitled to receive a bonus equal to 5% of the Company's pre-tax profits determined from the audited financial statement in accordance with generally accepted accounting principles, before the deduction of any bonus, payable within 60 days after completion of audit, at the end of each fiscal year, commencing from the first fiscal year ending December 31, 1999.

     2.04 Plan Participation. The Employee shall be entitled to participate in any and all stock option, stock bonus, pension, profit sharing, retirement or other similar plans adopted by the Company.

     2.05 Fringe Benefits. The Employee shall be entitled to such fringe benefits as the Company shall establish for its employees generally which shall include with respect to the Employee three weeks paid vacation annually, group life insurance, disability pay and such other benefits as the Company shall adopt, subject to the discretion of the Company to add or delete such standard benefits as the Board deems appropriate, from time to time.

                                   ARTICLE III
                            Non-Competition Agreement

     3.01 Non-Competition Agreement.Employee will not, during either the period of this Agreement or of his employment by or with the Company, whichever period is longer, and for a period of one (1) year immediately following the termination of this Agreement, or his employment, whichever is longer, for any reason whatsoever, directly or indirectly, for himself or on behalf of or in conjunction with any other person, persons, company, partnership, corporation or business of whatever nature (i) call upon any customer of the Company (including, but not limited to, any customer obtained for the Company by Employee) for the purpose of soliciting or selling any products or services in competition with those of the Company or its affiliates; (ii) call upon any employee of the Company or any of its affiliates for the purpose or with the intent of enticing them away from or out of the employ of the Company or any reason whatever; (iii) establish, enter it, be employed by or, advise, consult with or become a part of, any company, partnership, corporation or other business entity or venture, or in any way engage in business for himself or for others, within the city limits of Chicago, Illinois or within 30 miles of such city limits, in competition with the Company or its affiliates; or (iv) during or after the term of his employment with the Company, disclose the Company's customers or any other trade secrets of the Company whether in existence or proposed, to any person, firm, partnership, corporation or business for any reason or purpose whatsoever.

     3.02 Equitable Relief. Because of the difficulty of measuring economic losses to the Company and its affiliates as a result of the Employee's breach of the foregoing covenant, and because of the immediate and irreparable damage that would be caused to the Company and its affiliates for which it would have no other adequate remedy, Employee agrees that the covenant specified in Paragraph
3.01 may be enforced by the Company and its affiliates in the event of breach by him by injunctions, restraining orders or similar equitable relief.

     3.03 Reasonableness of the Covenant Not to Compete. It is agreed by the parties that the covenants in Paragraph 3.01 are necessary to protect the goodwill and business interests of the Company and its affiliates and impose a reasonable restraint on Employee in light of the activities and business of the Company and its affiliates on the date of the execution of this Agreement and the future plans of the Company; but it is also the intent of the Company and Employee that such covenants be construed and enforced in accordance with the activities and business of the Company and its affiliates on the date of the termination of the employment of Employee.

     3.04  Severability  of  the  Covenant  Not to  Compete.  The  covenants  in
Paragraph 3.01 shall be construed as an agreement independent of any other provision in this Agreement and the existence of any claim or cause of action of Employee against the Company or its affiliates, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of such covenants. It is specifically agreed that the period of one (1) year stated at the beginning of this Paragraph 3, during which the agreements and covenants of Employee made in Paragraph 3.01 shall be effective, shall be computed by excluding from such computation any time during which Employee is in violation of any provision of this Paragraph 3 and any time during which there is pending in any court of competent jurisdiction any action (including any appeal from any final judgment) brought by any person, whether or not a party to this Agreement, in which action the Company or its affiliates seeks to enforce the agreements and covenants of Employee or in which any person contents the validity of such agreements and covenants or their unenforceability or seeks to avoid their performance or enforcement.

                                   ARTICLE IV
              Non-Disclosure Agreement and Proprietary Information

     4.01 Proprietary-Information. The Employee recognizes and acknowledges that the information, techniques, processes, developments, work in progress, business, list of the Company's customers and any other trade secret or other secret or confidential information relating to Company's business as they may exist from time to time, are valuable, special and unique assets of Company's business. In addition, Employee recognizes that Company is continually engaged in research, design and development of new products and innovations and improvements to the information, techniques, processes, developments, trade secrets, and other secrets and confidential matters relating to Company's business. Therefore, Employee agrees as follows:

     A. That Employee will hold in strictest confidence and not disclose, reproduce, publish or use in any manner, whether during or subsequent to his employment, without the express authorization of the Board of Directors of the Company, any information, design, manufacturing technique, process, business customer lists, trade secrets or any other secrets or confidential matter relating to any aspect of the Company's business as designated from time to time by the Board of Directors of Company, except as such disclosure or use may be required in connection with Employee's work for the Company.

     B. That upon request or at the time of leaving the employ of the Company the Employee will deliver to the Company, and not keep or deliver to anyone else, any and all notes, memoranda, documents and, in general, any and all material relating to the Company's business.

     C. That the Board of Directors of the Company may from time to time designate other subject matters requiring confidentiality and secrecy which shall be deemed to be covered by the terms of this Agreement. However, any such matters must be mutually agreed upon by both the Board and Employee.

     4.02 Breach. In the event of a breach or threatened breach by the Employee of the provisions of this Paragraph 4, the Company shall be entitled to an injunction:

     A. Restraining the Employee from disclosing, in whole or in part, any information described in Paragraph 4.01 or from rendering any services to any person, firm, corporation association or other entity to whom such information, in whole or in part, has been disclosed or is threatened to be disclosed; and/or

     B. Requiring that Employee deliver to Company all information, documents, notes, memoranda and any and all discoveries or other material as described above upon Employee's leave of the employ of the Company. Nothing herein shall be construed as prohibiting the Company from pursuing other remedies available to the Company for such breach or threatened breach, including the recovery of damages from the Employee.

                                    ARTICLE V
                               Term; Terminations

     5.01 Term. The term os this Agreement shall begin on the effective date of this Agreement and continue for a term of three (3) years, unless terminated as herein provided.


     5.02  Termination.   This  Agreement  and  Employee's   employment  may  be
terminated in any one of the following ways:

     A.   The death of Employee shall terminate the Agreement.

     B. The Company may terminate the Agreement after thirty (30) days written notice to Employee for good cause, including, but without limitation
          (i) Employee's material breach of this Agreement, (ii) the material default of the Company or its affiliates in performing their obligations under contracts with other persons or business entities if directly caused by Employee; (iii) if, because of illness or physical or mental disability or other incapacity which continues for a period in excess of six (6) months, Employee is unable to perform his duties under this agreement; (iv) Employee's fraud with respect to the business affairs of the Company or its affiliates or if Employee is convicted of a felony; or (v) alcohol or drug abuse by Employee.

     C. This Agreement will terminate upon (i) the sale by the Company of all or substantially all of its assets to a bona fide third party purchaser(s); (ii) the sale, exchange or disposition in one transaction of fifty percent (50%) or more of the outstanding voting securities of the Company to a bona fide third party purchaser; (iii) a bona fide decision by the Company to terminate its business and liquidate its assets; or (iv) the merger or consolidation of the Company in a transaction wherein the shareholders of the Company hold less than fifty percent (50%) of the post-transaction shares of the surviving entity.

     5.03 Rights of Termination; Severance Payments. Upon termination of this Agreement and Employee's employment, Employee shall be entitled to receive one half (1/2) of the compensation earned under this Agreement for the remaining term of this Agreement from the date of termination, or severance pay in an amount equal to one year's base salary, whichever is greater, in one lump sum within 10 day of termination.

     In the event of termination of this Agreement for any reason provided in this Article 5, other than Paragraph 5.02C or if Employee resigns prior to expiration of the term of this Agreement, except as provided above, all rights and obligations under Paragraph 3.01 and 4.01 herein shall survive such termination and thereafter Employee shall have no right to receive any compensation hereunder except as set forth in this Paragraph, or to the extent employee is prohibited from competing under 3.01, compensation shall continue for the non-compete period.



                                   ARTICLE VI
                           Representations of Employee

     6.01 Representations of Employee. Employee has represented and hereby represents and warrants to the Company that he is not subject to any restriction or non-competition covenant in favor of a former employer or any other person or entity and that the execution of this Agreement by Employee and his employment by the Company or its affiliates and the performance of his duties hereunder will not violate or be a breach of any agreement with a former employer or any other person or entity. Further, Employee agrees to indemnity the Company and its affiliates for any claim, including, but not limited to, attorney's fees and expenses of investigation, by any such third party that such third party may now have or may hereafter come to have against the Company or its affiliates based upon or arising out of any non-competition agreement or invention and secrecy agreement between Employee and such third party.

                                   ARTICLE VII
                                  Miscellaneous

     7.01 Complete Agreement. This Agreement is not a promise of future employment. There are no oral representations, understandings or agreements with the Company or any of its officers, directors or representatives covering the same subject matter at this Agreement. This written Agreement is the final, complete and exclusive statement and expressions of the agreement between the Company and Employee and of all the terms of this Agreement and it cannot be varied, contradicted or supplemented by evidence of any prior or contemporaneous oral or written agreement may not be later modified except by a further writing signed by the Company and Employee, and no term of this Agreement may be waived except by writing signed by the party waiving the benefit of such terms.

     7.02 No Waiver. No waiver by the parties hereto of any default or breach of any term, condition or covenant of this Agreement shall be deemed to be a waiver of any subsequent default or breach of the same or any other term, condition or covenant contained herein.

     7.03 Assignment; Binding Effect. Employee understands that he has been selected for employment by the Company on the basis of his personal qualifications, experience and skills. Employee agrees, therefore, that this Agreement and the rights to his services may be assigned by the Company to another member of the Company's affiliated group at any time without notice to him, but that he cannot assign all or any portion of this Agreement. Subject to the Preceding two sentences, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns. It is further understood and agreed that the Company may be merged or consolidated with another entity and that any such entity shall automatically succeed to the rights, powers and duties of the Company hereunder.


     7.04 Notice. Whenever any notice is required hereunder, it shall be given in writing addressed as follows:

         To the Company:               IMPERIAL WORLD, INC.
                                       Oakmont Centre
                                       1010 Executive Court
`                                      Suite 300
                                       Westmont, Illinois 60559

         To Employee:                  JOSEPH K. LAU
                                       9100 Devon Ridge Drive
                                       Burr Ridge, Illinois  60521

     Notice shall be deemed given and effective three (3) days after the deposit in the United States mail of a writing addressed as above and sent first class mail, certified, return receipt requested, or when actually received. Either party may change the address for notice by notifying the other party of such change in accordance with this Section 7.04.

     7.05 Severability; Headings. If any portion of this Agreement is held invalid or inoperative, the other portions of this Agreement shall be deemed valid and operative and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion held invalid or inoperative. The paragraph headings herein are for reference purposes only and are not intended in any way to describe, interpret, define or limit the extent or intent of this Agreement or of any part hereof.

     7.06 Arbitration. Any controversy or claim arising out of or relating to this Agreement or the breach thereof shall be settled by arbitration in the City of Chicago, Illinois in accordance with the rules then existing of the American Arbitration and judgment upon the award may be entered in any Court having jurisdiction thereof.

     7.07 Governing Law. This Agreement shall in all respects be construed according to the laws of the State of Illinois.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and date herein first set forth.


ATTEST:                             IMPERIAL WORLD, INC.




                                      By:
-------------------                     ---------------------------
                                      Title:
                                            -----------------------
                                            For and on behalf of the Board of
                                            Directors



                                     EMPLOYEE:


                                     ------------------------------
                                            Joseph K. Lau